UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2015

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11657 (Commission File Number)	36-4062333 (IRS Employer Identification No.)

14901 South Orange Blossom Trail, Orlando, Florida	32837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 407-826-5050

____________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 13, 2015, Tupperware Brands Corporation's ("the Company") Board of Directors has elected Mr. Allan Dando, Group President, Europe, Africa and the Middle East, succeeding Mr. Gavin Little. Mr. Dando has over 20 years of experience impacting the Company's business growth, most recently as Area Vice President, Tupperware Europe, Africa and the Middle East, responsible for the businesses in the Commonwealth of Independent States (Russia), Spain, Portugal, Austria, Switzerland, and the Nordic countries. Prior to this role, he was a portfolio leader for the Tupperware® and beauty businesses in Southern Africa.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date: November 17, 2015	By:	/s/ Thomas M. Roehlk
Thomas M. Roehlk
Executive Vice President and Chief Legal Officer and Secretary